CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                 1934 ACT REPORTING REQUIREMENTS

                            FORM 8-K

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934

 Date of Report (Date of earliest event reported): April 9, 2003

                        BACH-HAUSER, INC.
     (Exact Name of Registrant as Specified in its Charter)


       Nevada                        000-26953                88-0390697
(State of incorporation)      (Commission File Number)      (IRS Employer
                                                          Identification No.)


                         1561 Highway 3
                    Caygua, Ontario  N0A 1E0
            (Address of Principal Executive Offices)

 Registrant's Telephone Number, including area code: (905) 772-5738


  (Former Name or Former Address, if changed Since Last Report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On May 9, 2003, Bach-Hauser, Inc. ("BHUS" or the "Company") completed the acquisition of Silhouette Media Group Inc., a corporation organized and existing under the laws of the Province of Ontario, Canada ("SMG"), pursuant to a Share Exchange Agreement dated April 9, 2003 as amended on May 8, 2003 (the "Agreement"). Pursuant to the Agreement, SMG exchanged 40% of its outstanding stock for 6,000,000 newly issued shares of BHUS common stock, valued at USD$0.03 per share.

The consideration exchanged by the Company was negotiated at "arms-length," and the directors and executive officers of the Company deemed it reasonable based on certain criteria such as the valuation of the assets of SMG; SMG's present and past business operations; the future potential of SMG; and the potential benefit to the stockholders of the Company.

See Press Release filed at Exhibit 99.1 to this Report for information regarding the business of SMG.

SMG will continue its business operations in which the Company will have a 40% interest.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

(a)  Financial statements of business acquired.

The Company will file with the Securities and Exchange Commission the financial statements of Silhouette Media Group Inc. required under Item 7(a) of Form 8-K within the time period permitted by
Item 7(a)(4) of Form 8-K for filing such information.

(b)  Pro forma financial information.

The Company will file with the Securities and Exchange Commission the pro forma financial information required under Item 7(a) of Form 8-K within the time period permitted by Item 7(a)(4) of Form
8-K for filing such information.

(c)  Exhibits

The following is an index and description of the exhibits to this Report.

     2.1  Share Exchange Agreement between Bach-Hauser, Inc. and
          Silhouette Media Group Inc. dated April 9, 2003.

     2.2  Amendment No. 1 to Share Exchange Agreement dated May
          8, 2003.

     99.1 Press Release dated April 9, 2003.

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                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Date:  May 9, 2003

                                   BACH-HAUSER, INC.


                                   By: /s/
                                   Peter Preston, President


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                          EXHIBIT INDEX


 Number   Description                                     Page

   2.1    Share Exchange Agreement between Bach-            5
          Hauser, Inc. and Silhouette Media Group Inc.
          dated April 9, 2003

   2.2    Amendment No. 1 to Share Exchange Agreement      31
          dated May 8, 2003

  99.1    Press Release dated April 9, 2003                32


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